UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

Gulf West Security Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55805	82-2908492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2851 Johnston Street, Unit 194 Lafayette, Louisiana	70503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 210-8790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2020, Sean C. Clarke resigned as a member of the Board of Directors (the “Board”) of Gulf West Security Network, Inc. (the “Company”) to pursue other business opportunities. Mr. Clarke’s resignation was not due to any disagreement with the Company.

In addition, the Company redeemed 7,500 of the Company’s Series A Convertible Preferred Stock owned by Mr. Clarke (representing all of Mr. Clarke’s Series A Convertible Preferred Stock) for $2,000 and issued Mr. Clarke 100,000 shares of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Redemption Agreement, dated September 17, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf West Security Network, Inc.

Dated: October 23, 2020	By:	/s/ Louis J. Resweber
	Name:	Louis J. Resweber
	Title:	Chief Executive Officer

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